UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 7, 2010

Silverton Adventures, Inc.
(Exact Name of Registrants as Specified in Their Charters)

Nevada
(State or Other Jurisdiction of Incorporation)

333-153626	80-5072317
(Commission File Number)	(IRS Employer Identification No.)

5070 Arville Street #7, Las Vegas, Nevada	89118
(Address of Principal Executive Offices)	(Zip Code)

(702) 876-1539
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On October 7, 2010, Mark R. Rosenberg, the Secretary of the Company, died suddenly of natural causes. Mr. Rosenberg was 48 years old at the time of his death.  The Company would like to provide sincere condolences to the family of Mr. Rosenberg.

Until a successor can be found, Sarit Mor will assume the duties of Secretary.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 11, 2010	Silverton Adventures, Inc.

	By	/s/ Sarit Mor
Name: Sarit Mor
Title: President and CEO